                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               September 30, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:  FLORSHEIM GROUP INC.         CASE NO.     02 B 08209
                --------------------                   -----------------



                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                               08/31/05             09/30/05
                                              -------------        -------------

Associated Bank                               $  207,325.50        $  226,056.04

BT Commercial Escrow                             144,008.24           144,008.24

Shaw Gussis Fishman Glantz Wolfman &
  Towbin LLC - Preference Account II             758,677.21           749,315.64
                                              -------------        -------------
TOTAL                                         $1,110,010.95        $1,119,379.92
                                              =============        =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2005


     DATE                                                 ASSOCIATED BANK
     ----                                                 ---------------
    09/01/05                                                $       -
    09/02/05                                                        -
    09/03/05                                                        -
    09/04/05                                                        -
    09/05/05                                                        -
    09/06/05                                                        -
    09/07/05                                                        -
    09/08/05                                                        -
    09/09/05                                                        -
    09/10/05                                                        -
    09/11/05                                                        -
    09/12/05                                                        -
    09/13/05                                                        -
    09/14/05                                                        -
    09/15/05                                                        -
    09/16/05                                                        -
    09/17/05                                                        -
    09/18/05                                                        -
    09/19/05                                                        -
    09/20/05                                                        -
    09/21/05                                                        -
    09/22/05                                                        -
    09/23/05                                                        -
    09/24/05                                                        -
    09/25/05                                                        -
    09/26/05                                                        -
    09/27/05                                                        -
    09/28/05                                                  21,353.38 1)
    09/29/05                                                        -
    09/30/05                                                        -
                                                            -----------
 TOTAL RECEIPTS                                             $ 21,353.38
                                                            ===========

       NOTES:
       1) Collection of accounts receivable previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2005

                                                             SHAW GUSSIS
     DATE                                                 PREFERENCE ACCT.II
     ----                                                 ------------------
    09/01/05                                                 $       -
    09/02/05                                                         -
    09/03/05                                                         -
    09/04/05                                                         -
    09/05/05                                                         -
    09/06/05                                                         -
    09/07/05                                                         -
    09/08/05                                                         -
    09/09/05                                                         -
    09/10/05                                                         -
    09/11/05                                                         -
    09/12/05                                                         -
    09/13/05                                                         -
    09/14/05                                                         -
    09/15/05                                                         -
    09/16/05                                                         -
    09/17/05                                                         -
    09/18/05                                                         -
    09/19/05                                                         -
    09/20/05                                                         -
    09/21/05                                                         -
    09/22/05                                                         -
    09/23/05                                                         -
    09/24/05                                                         -
    09/25/05                                                         -
    09/26/05                                                         -
    09/27/05                                                         -
    09/28/05                                                         -
    09/29/05                                                         -
    09/30/05                                                         -
                                                             -----------
 TOTAL RECEIPTS                                              $       -
                                                             ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2005





    DATE      CHECK NUMBER        PAYMENTS                 ASSOCIATED BANK
    ----      ------------        --------                 ---------------
  09/02/05         1273        F. Terrence Blanchard         $  2,472.84
  09/14/05         1275        Benjamin Alvendia                  150.00



                                                             -----------
                               Total                         $  2,622.84
                                                             ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2005




                                                                  SHAW GUSSIS
    DATE     CHECK NUMBER    PAYMENTS                        PREFERENCE ACCOUNT II
    ----     ------------    --------                        ---------------------
  09/08/05       1189        F. Terrence Blanchard                $  2,325.00
  09/08/05       1190        Bowne of Chicago                          425.00
  09/08/05       1191        Iron Mountain Record Management           274.03
  09/08/05       1192        Logan & Company                         6,337.54



                                                                  -----------
                                                                  $  9,361.57
                                                                  ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                               SEPTEMBER 30, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                              POST-PETITION
                                                                   LOAN
    DATE                 PAYMENTS        BORROWINGS              BALANCE
  --------            -------------    --------------         -------------
OPENING BALANCE                                               $6,912,679.88
  09/01/05             $         -      $          -           6,912,679.88
  09/02/05                       -                 -           6,912,679.88
  09/03/05                       -                 -           6,912,679.88
  09/04/05                       -                 -           6,912,679.88
  09/05/05                       -                 -           6,912,679.88
  09/06/05                       -                 -           6,912,679.88
  09/07/05                       -                 -           6,912,679.88
  09/08/05                       -                 -           6,912,679.88
  09/09/05                       -                 -           6,912,679.88
  09/10/05                       -                 -           6,912,679.88
  09/11/05                       -                 -           6,912,679.88
  09/12/05                       -                 -           6,912,679.88
  09/13/05                       -                 -           6,912,679.88
  09/14/05                       -                 -           6,912,679.88
  09/15/05                       -                 -           6,912,679.88
  09/16/05                       -                 -           6,912,679.88
  09/17/05                       -                 -           6,912,679.88
  09/18/05                       -                 -           6,912,679.88
  09/19/05                       -                 -           6,912,679.88
  09/20/05                       -                 -           6,912,679.88
  09/21/05                       -                 -           6,912,679.88
  09/22/05                       -                 -           6,912,679.88
  09/23/05                       -                 -           6,912,679.88
  09/24/05                       -                 -           6,912,679.88
  09/25/05                       -                 -           6,912,679.88
  09/26/05                       -                 -           6,912,679.88
  09/27/05                       -                 -           6,912,679.88
  09/28/05                       -                 -           6,912,679.88
  09/29/05                       -                 -           6,912,679.88
  09/30/05                       -                 -           6,912,679.88
                      -------------    --------------
Total                  $         -      $          -
                      =============    ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:  FLORSHEIM GROUP INC.         CASE NO.     02 B 08209
                  --------------------                  -------------------


                          STATEMENT OF AGED RECEIVABLES

                               SEPTEMBER 30, 2005

ACCOUNTS RECEIVABLE:

               Beginning of Month Balance                       $ 340,228
                                                           -------------------

               Add: Sales on Account                                    -
                                                           -------------------

               Less: Collections                                        -
                                                           -------------------

               Adjustments                                              -
                                                           -------------------

               End of the Month Balance                         $ 340,228
                                                           ===================

     Note - All accounts receivable are fully reserved.

           0-30                     31-60                    61-90                  OVER 90              END OF MONTH
           DAYS                     DAYS                      DAYS                    DAYS                  TOTAL
   ----------------------   ----------------------    ---------------------    -------------------   -------------------
       $        -                $         -              $        -              $   340,228            $   340,228
   ======================   ======================    =====================    ===================   ===================



                          ACCOUNTS PAYABLE AGING - SEPTEMBER 30, 2005


           0-30                     31-60                    61-90                  OVER 90              END OF MONTH
           DAYS                     DAYS                      DAYS                    DAYS                  TOTAL
   ----------------------   ----------------------    ---------------------    -------------------   -------------------
       $  116,845                $       271              $  316,128              $    74,921            $   508,166
   ======================   ======================    =====================    ===================   ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.     02 B 08209
                 --------------------                   -----------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDED SEPTEMBER 30, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1. Federal Income Taxes                  Yes (x)          No (  )
     2. FICA withholdings                     Yes (x)          No (  )
     3. Employee's withholdings               Yes (x)          No (  )
     4. Employer's FICA                       Yes (x)          No (  )
     5. Federal Unemployment Taxes            Yes (x)          No (  )
     6. State Income Taxes                    Yes (x)          No (  )
     7. State Employee withholdings           Yes (x)          No (  )
     8. All other state taxes                 Yes (x)          No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                       /s/ F. Terrence Blanchard
                                      -----------------------------------------
                                      For the Debtor In Possession (Trustee)


                                      Print or type name and capacity of
                                      person signing this Declaration:

                                      F. Terrence Blanchard
                                      -----------------------------------------

                                      President and Chief Financial Officer
                                      Florsheim Group Inc.
DATED:  October 12, 2005